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                                                                   Exhibit 10.47

                                                               EXECUTION VERSION

                  AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

         This Amendment No. 1 dated as of April 16, 2001 (the "Amendment No. 1") to the Amended and Restated Revolving Credit Agreement dated as of December 10, 1999 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement) among America West Airlines, Inc. (the "Company") the lenders listed therein (collectively, the "Lenders"), The Industrial Bank of Japan, Limited, as Arranger, Co-Lead Book Manager, Initial Issuing Bank and as Agent for the Lenders from time to time party to the Loan Agreement (in such capacity, the "Agent"), Citicorp USA, Inc., as Arranger and Syndication Agent, Salomon Smith Barney Inc., as Co-Lead Book Manager and Bankers Trust Company, as Documentation Agent:

         WHEREAS, the Company, the Agent and the institutions from time to time becoming Lenders thereunder have entered into that certain Loan Agreement;

         WHEREAS, the Company, the Requisite Lenders and the Agent desire to amend the Loan Agreement;

         NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

1. Section 1.1 of the Loan Agreement is amended by deleting subsection (B) of the definition of the term "BORROWING BASE" and substituting therefor: "(B)
     (i) with respect to Aircraft other than any 737-200A series aircraft, 85% of the Fair Market Value of all Stage III Aircraft (other than any 737-200A series aircraft) as stated in the then most recently delivered Approved Appraisal thereof and (ii) with respect to any Aircraft that is a 737-200A series aircraft, 66% of the Current Market Value as stated in the then most recently delivered Approved Appraisal thereof, plus"

2. Section 1.1 of the Loan Agreement is amended by inserting the following words in appropriate alphabetical order: "CURRENT MARKET VALUE" for any Borrowing Base Collateral means the value of such Borrowing Base Collateral, as determined by an Approved Appraiser in the most recently delivered Approved Appraisal thereof, obtainable by a willing and informed seller at the time of determination in an arm's-length transaction between a seller with an intention to sell and an informed and willing buyer-user (other than a lessee or other Person currently in possession and a used equipment dealer or broker) under no compulsion to buy and based on the then condition of such Borrowing Base Collateral."

3. Section 1.1 of the Loan Agreement is amended by adding the following words to the end of the definition of "EBITDA": "; provided, that the Company may exclude from EBITDA, without duplication of items included in clause (vi) above, non-recurring charges incurred by the Company during the fourth fiscal quarter of the Company in its fiscal year 2000 and the second fiscal quarter of the Company in its fiscal year 2001, such amounts not to exceed $16,000,000 and $8,500,000, respectively and provided, further that except as expressly set
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     forth in the preceding proviso, nothing shall restrict the operation of clause (vi) above as to other periods.".

4. Section 1.1 of the Loan Agreement is amended by deleting the definition of "ELIGIBLE STAGE III AIRCRAFT" in its entirety, and replacing therefor:

"ELIGIBLE STAGE III AIRCRAFT" means an aircraft, including engines, that meets the "Stage III" noise standards of the Federal Aviation Regulations, is of the type described in Schedule 2.10 and has met such standards either (x) in the case of an aircraft other than a 737-200A series aircraft, since it was originally manufactured and delivered or (y) in the case of a 737-200A series aircraft, either at the time such aircraft becomes subject to the Lien of an Aircraft Security Agreement or at the time such aircraft was originally manufactured and delivered."

5. Section 2.10C(1)(B) of the Loan Agreement is amended by inserting the following words immediately after the words "(except, in the case of Rotables": ", Aircraft that are 737-200A series aircraft".

6. Section 6.5A of the Loan Agreement is amended by deleting such section in its entirety, and replacing therefor:

"MINIMUM FIXED CHARGE COVERAGE RATIO. The Company shall not permit the ratio of
(i) EBITDA plus Aircraft Rental Expense to (ii) Interest Expense plus Aircraft Rental Expense for any four-fiscal quarter period ending as of the last day of any fiscal quarter of the Company to be less than:

For periods prior to December 31, 2000:  1.15 to 1.00
For periods after December 31, 2000 to March 31, 2001: 1.10 to 1.00 For periods after March 31, 2001 to June 30, 2001: 1.00 to 1.00
For periods after June 30, 2001 to September 30, 2001: 1.00 to 1.00 For periods after September 30, 2001: 1.15 to 1.00."

7. Schedule 2.10 to the Loan Agreement is amended by replacing the reference to "737-300" with "737-200A" and by replacing the reference to "737-500 series aircraft" with "757-200 or higher series aircraft".

8. This Amendment No. 1 shall, subject to satisfaction of the conditions precedent contained in Section 9 below, be effective as of March 30, 2001. The Agent or its counsel shall notify the Company (including notification by e-mail) promptly upon the expiration of the deadline set forth in
     Section 8(ii) below of the receipt by the Agent's counsel of counterpart signatures from the Lenders, specifying the Lenders who have sent signature counterparts and the amount of such Lender's Commitment.

9.   This Amendment No.1 shall be effective subject to satisfaction of all of the following conditions precedent:
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         (i) The Agent shall have received a counterpart of this Amendment No. 1 duly executed and delivered by the Company and the Required Lenders.

         (ii) Each Lender executing and delivering to Agent's counsel (including delivery by fax followed by courier or messenger) a counterpart to this Amendment No. 1 on or before 5:00 p.m. (New York City time) on April 16, 2001 shall have received payment from the Company of a fee in an amount equal to such Lender's Commitment multiplied by .0025.

         (iii) The Loan Agreement shall be in full force and effect, and no Event of Default or Potential Event of Default shall have occurred and be continuing under the Loan Agreement (after giving effect to this Amendment No.
1), and the Agent shall have received a certificate of an officer of the Company to such effect.

         (iv) The Company shall have paid all reasonable fees and expenses of counsel to the Agent in connection with the Loan Agreement, this Amendment No. 1 and the transactions contemplated thereby.

         The Company shall promptly upon demand (but in any event no later than five (5) Business Days after demand) (i) execute and deliver any instruments, agreements, UCC financing statements or similar instruments necessary or appropriate to perfect the Agent's security interest in the Collateral in form and substance reasonably satisfactory to the Agent and (ii) pay all costs and expenses (including, without limitation, reasonable legal fees and expenses) in connection with a review of the Agent's security interest and legal opinion or other written report in form and substance satisfactory to the Agent by (x) Lewis and Roca LLP with respect to the Agent's security interest in the Simulators and the Maintenance Facility, (y) Daugherty, Fowler, Peregrin & Haught, with respect to the Agent's security interest in the Rotables, Spare Engines, Spare Parts and Aircraft (if any) and (z) Fulbright & Jaworski L.L.P., with respect to UCC filings made to perfect the Agent's security interest in the Rotables.

10. Except as expressly amended hereby, the Loan Agreement remains in full force and effect. The Company ratifies and confirms the Loan Agreement and each Loan Document. Each reference in the Loan Agreement and each Loan Document to the "Loan Agreement" shall mean and constitute a reference to the Loan Agreement as amended by this Amendment No. 1.

11. This Amendment No. 1 has been executed and delivered in the State of New York. Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Amendment No. 1, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their representative officers thereunto duly authorized, as of the date first above written.

                                 COMPANY:

                                 AMERICA WEST AIRLINES, INC.


                                 By:    /s/ Thomas T. Weir
                                        ---------------------------------------
                                   Name:    Thomas T. Weir
                                   Title:   Vice President and Treasurer



                                 INITIAL ISSUING BANK, AGENT AND LENDER:

                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                 as Initial Issuing Bank, Agent and Lender


                                 By:    /s/ Vicente L. Timiraos
                                        ---------------------------------------
                                 Name:      Vicente L. Timiraos
                                 Title:     Joint General Manager



                                 LENDERS:


                                 CITICORP USA, INC.


                                 By:    /s/ Walter L. Larsen
                                        ---------------------------------------
                                 Name:      Walter L. Larsen
                                 Title:     Managing Director



                                 THE FUJI BANK, LIMITED


                                 By:
                                        ---------------------------------------
                                 Name:
                                 Title:
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                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:    /s/ Scott J. Paige
                                        ---------------------------------------
                                 Name:      Scott J. Paige
                                 Title:     Executive Vice President


                                 BANKERS TRUST COMPANY


                                 By:    /s/ Marguerite Sutton
                                        ---------------------------------------
                                 Name:      Marguerite Sutton
                                 Title:     Vice President


                                 BANK ONE, ARIZONA, NA


                                 By:    /s/ Gene Coffman
                                        ---------------------------------------
                                 Name:      Gene Coffman
                                 Title:     First Vice President


                                 BANK OF SCOTLAND

                                 By:    /s/ Annie Glyrn
                                        ---------------------------------------
                                 Name:      Annie Glyrn
                                 Title:     Senior Vice President